UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 29, 2024

Luther Burbank Corporation

(Exact name of registrant as specified in its charter)

California	001-38317	68-0270948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

520 Third Street, Fourth Floor

Santa Rosa, California 95401

(Address of Principal Executive Offices) (Zip Code)

(844) 446-8201

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	LBC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the transactions contemplated by that certain Agreement and Plan of Reorganization, dated as of November 13, 2022 (the “Merger Agreement”), by and between Luther Burbank Corporation, a California corporation (“Luther Burbank”), and WaFd, Inc. (f/k/a Washington Federal, Inc.), a Washington corporation (“WaFd”).

On February 29, 2024 (the “Closing Date”), Luther Burbank closed its previously announced merger with WaFd pursuant to the Merger Agreement (the “Merger”). The Merger became effective as of 12:00 a.m. Pacific Time on March 1, 2024 (the “Effective Time”), at which time Luther Burbank was merged with and into WaFd, with WaFd as the surviving corporation, which was promptly followed by the merger of Luther Burbank’s wholly-owned bank subsidiary, Luther Burbank Savings, a California-chartered commercial bank, with and into Washington Federal Bank, a Washington state chartered commercial bank (“WaFd Bank”), which is the wholly-owned bank subsidiary of WaFd, with WaFd Bank as the surviving bank.

Pursuant to the terms of the Merger Agreement, each share of Luther Burbank common stock, no par value per share (“LBC Common Stock”), outstanding immediately prior to the Effective Time was converted into 0.3353 shares of WaFd common stock, par value $1.00 per share (“WaFd Common Stock”), with an amount in cash, without interest, to be paid in lieu of fractional shares (the “Merger Consideration”).

Each share of Luther Burbank Restricted Stock and each Luther Burbank Restricted Stock Unit held by employees of Luther Burbank and its subsidiaries who became employees of WaFd or its subsidiaries at the Effective Time vested in full. Holders of such vested Luther Burbank Restricted Stock and Luther Burbank Restricted Stock Units received the Merger Consideration pursuant to the terms of the Merger Agreement. In addition, in connection with such vesting, holders received an amount in cash equal to the sum of any accrued dividends or dividend equivalents that are payable in cash, pursuant to the terms of the Luther Burbank Restricted Stock or Luther Burbank Restricted Stock Units, as applicable.

The total aggregate consideration delivered to holders of LBC Common Stock was approximately 17,088,993 shares of WaFd Common Stock. The issuance of shares of WaFd Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended pursuant to a Registration Statement on Form S-4 (File No.333-270-159) initially filed by WaFd with the Securities and Exchange Commission (the “SEC”) on March 1, 2023 and declared effective on March 28, 2023.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Luther Burbank’s Current Report on Form 8-K filed with the SEC on November 14, 2022, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, Luther Burbank notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had closed and requested that Nasdaq (i) suspend trading of LBC Common Stock prior to the opening of trading on March 1, 2024, (ii) withdraw LBC Common Stock from listing on Nasdaq prior to the opening of trading on March 1, 2024 and (iii) file with the SEC a notification on Form 25 of delisting of Luther Burbank Common Stock under Section 12(b) of the Securities and Exchange Act of 1934, as amended (“Exchange Act”). As a result, LBC Common Stock is no longer listed on Nasdaq.

Additionally, WaFd, as successor to Luther Burbank, intends to file with the SEC as promptly as possible a certification on Form 15 requesting the termination of registration of LBC Common Stock under Section 12(g) of the Exchange Act and the suspension of Luther Burbank’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.01.

Item 3.03.	Material Modification to the Rights of Securityholders.

At the Effective Time, each holder of a certificate or book-entry share representing any shares of LBC Common Stock ceased to have any rights with respect thereto, except the right to receive the Merger Consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth in the Introductory Note, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K are incorporated herein by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, in accordance with the terms of the Merger Agreement, each of Luther Burbank’s directors and executive officers ceased serving in such capacities and Bradley M. Shuster and M. Max Yzaguirre, two former directors of Luther Burbank, were appointed to serve as directors of WaFd and WaFd Bank, in each case effective at the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, Luther Burbank’s Articles of Incorporation and Amended and Restated Bylaws ceased to be in effect by operation of law. WaFd’s Third Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws in effect immediately prior to the Effective Time remained the Articles of Incorporation and Bylaws of WaFd (as successor to Luther Burbank by operation of law).

The information set forth in the Introductory Note of this Current Report on Form 8-K is also incorporated herein by reference to this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated November 13, 2022, by and between Luther Burbank Corporation and WAFD, Inc. (incorporated by reference to Exhibit 2.1 of Luther Burbank Corporation’s Current Report on Form 8-K filed with the SEC on November 14, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUTHER BURBANK CORPORATION

	By:	/s/ Laura Tarantino
		Name:	Laura Tarantino
		Title:	Executive Vice President and Chief Financial Officer

Date: February 29, 2024